                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 2000-3

       Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 2000, and with respect to the performance of the Trust during the month August, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1)  The total amount of the distribution to Class A Certificateholders on
           September 15, 2000 per $1,000 Original Principal Amount                                                  4.1616666667
                                                                                                               ------------------

       2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original
           Principal Amount                                                                                         4.1616666667
                                                                                                               ------------------

       3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original
           Principal Amount                                                                                         0.0000000000
                                                                                                               ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

       1)  The amount of Class A Investor Charge Off's                                                              0.0000000000
                                                                                                               ------------------

       2)  The amount of Class A Investor Charge Off's set forth in paragraph 1
           above, per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                               ------------------

       3)  The total amount reimbursed to the Trust in respect of Class A
           Investor Charge Off's                                                                                    0.0000000000
                                                                                                               ------------------

       4)  The amount set forth in paragraph 3 above, per $1,000 Original
           Principal Amount (which will have the effect of increasing, pro rata,
           the amount of each Series 2000-3 Investor Certificateholder's Investment)                                0.0000000000
                                                                                                               ------------------

       5)  The amount, if any, by which the outstanding principal balance of the
           Class A Certificates exceeds the Class A Invested Amount after giving
           effect to all transactions on such Distribution Date                                                     0.0000000000
                                                                                                               ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1)  The total amount of the distribution to Class B Certificateholders on
           September 15, 2000 per $1,000 Original Principal Amount.                                                 4.3572222222
                                                                                                               ------------------

       2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original
           Principal Amount.                                                                                        4.3572222222
                                                                                                               ------------------

       3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original
           Principal Amount.                                                                                        0.0000000000
                                                                                                               ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

       1)  The amount of Class B Investor Charge Off's                                                              0.0000000000
                                                                                                               ------------------

       2)  The amount of Class B Investor Charge Off's set forth in paragraph 1
           above, per $1,000 Original Principal Amount                                                              0.0000000000
                                                                                                               ------------------


       3)  The total amount reimbursed to the Trust in respect of Class B
           Investor Charge Off's                                                                                    0.0000000000
                                                                                                               ------------------

       4)  The amount set forth in paragraph 3 above, per $1,000 Original
           Principal Amount (which will have the effect of increasing, pro rata,
           the amount of each Series 2000-3 Investor Certificateholder's Investment)                                0.0000000000
                                                                                                               ------------------

       5)  The amount, if any, by which the outstanding principal balance of the
           Class B Certificates exceeds the Class B Invested Amount after giving
           effect to all transactions on such Distribution Date                                                     0.0000000000
                                                                                                               ------------------

E)  Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

       1)  The total amount of the distribution to Collateral Interest Holder on       Distribution Date: September 15, 2000
           per $1,000 Original Principal Amount.                                                                    4.6083333000
                                                                                                               ------------------

       2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original
           Principal Amount.                                                                                        4.6083333000
                                                                                                               ------------------

       3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original
           Principal Amount.                                                                                        0.0000000000
                                                                                                               ------------------


F)  Collateral Interest Investor Charge Off's and Reimbursement of Charge Off's

       1)  The amount of Collateral Interest Investor Charge Off's                                                  0.0000000000
                                                                                                               ------------------

       2)  The amount of Collateral Interest Investor Charge Off's set forth in
           paragraph 1 above, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               ------------------

       3)  The total amount reimbursed to the Trust in respect of Collateral
           Interest Investor Charge Off's                                                                           0.0000000000
                                                                                                               ------------------

       4)  The amount set forth in paragraph 3 above, per $1,000 Original
           Principal Amount                                                                                         0.0000000000
                                                                                                               ------------------



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